Accounts Payable, Accrued Expenses and Other Current Liabilities (Schedule of Accounts Payable, Accrued Expenses and Other Current Liabilities) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Accounts Payable Accrued Expenses And Other Current Liabilities [Line Items]
Accounts payable	$ 4,278	$ 3,598
Accrued liabilities	607	465
Tax liabilities	538	559
Other	607	110
Balance as of December 31	$ 6,030	$ 4,732